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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 20, 2003

                             AUTO DATA NETWORK, INC.

               (Exact Name of Registrant as Specified in Charter)



            Delaware                                             13-3944580
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)


The Forsyth Centre, Century Place,
Lamberts Road, Tunbridge Wells
Kent, United Kingdom                                            TN2 3EH
(Address of Principal Executive Offices)                       (ZIP Code)

     Registrant's telephone number, including area code: 011 44 1892 511 566

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

Auto Data Network, Inc. issued a press release on August 13, 2003 regarding the closing of a private equity financing of $4.0 million through the sale of Series A convertible preferred stock and warrants, a copy of which is attached as
Exhibit 99.1 hereto. The press release is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and
Exhibits.




(a) and (b) Not Applicable

(c) Exhibits. The following exhibits are filed with this report:

3.1(c) Certificate of Amendment to the Certificate of Incorporation, filed June 25, 2002

3.2(a)   Amendment to Bylaws

4.1      Certificate of Designations of Series A Preferred Stock



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10.20    Form of Securities  Purchase  Agreement by and among Auto Data Network,
         Inc. and certain purchasers, dated as of July 18, 2003

10.21 Form of Registration Rights Agreement by and among Auto Data Network, Inc. and certain purchasers, dated as of July 18, 2003

99.1     Press Release, dated August 13, 2003, of Auto Data Network, Inc.



[Signature on following page.]

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             AUTO DATA NETWORK, INC.



By:  /s/ Christopher R Glover
     ---------------------------------
     Christopher R Glover
     Chief Executive Officer



Date: May 28, 2002

                                  EXHIBIT INDEX




Exhibit  Description
-------  -----------

3.1(a) Certificate of Amendment to the Certificate of Incorporation, filed June 25, 2002

3.2(a)   Amendment to Bylaws

4.1      Certificate of Designations

10.20 Form of Securities Purchase Agreement by and among Auto Data Network, Inc. and certain purchasers, dated as of July 18, 2002

10.21 Form of Registration Rights Agreement by and among Auto Data Network, Inc. and certain purchasers,dated as of July 18, 2002

99.1     Press Release, dated May 20, 2002, of Auto Data Network, Inc.